RAIT Financial Trust Announces Second Quarter 2011 Financial Results

PHILADELPHIA, PA — July 29, 2011 — RAIT Financial Trust (“RAIT”) (NYSE: RAS) today announced results for the second quarter ended June 30, 2011.

Second Quarter Highlights

-	Adjusted funds from operations (“AFFO”) per share of $0.22 for the quarter ended June 30, 2011.
-	Declared a cash dividend of $0.06 per common share for the quarter ended June 30, 2011.
-	Operating income increased to $4.4 million during the quarter ended June 30, 2011 as compared to a loss of $4.6 million during the quarter ended June 30, 2010.
-	Rental income increased to $22.1 million during the quarter ended June 30, 2011 from $17.7 million during the quarter ended June 30, 2010.
-	Received $105.6 million from loan repayments and asset sales during the quarter and funded $52 million in first mortgage loans.
-
The registration statement relating to the public offering of common stock of RAIT’s sponsored non-listed real estate investment trust, Independence Realty Trust, Inc. (“Independence”) was declared effective by the Securities and Exchange
Commission (the “SEC”) on June 10, 2011.

-	RAIT repurchased $16.8 million of its 6.875% Convertible Senior Notes.
-	RAIT’s Board authorized a 1 for 3 reverse stock split which went into effect after the market closed on June 30, 2011.

RAIT reported AFFO, a non-GAAP financial measure, for the three-month period ended June 30, 2011 of $8.5 million, or $0.22 per share — diluted based on 38.1 million weighted-average shares outstanding – diluted, as compared to AFFO for the three-month period ended June 30, 2010 of $7.0 million, or $0.26 per share – diluted based on 27.4 million weighted-average shares outstanding – diluted. RAIT reported a net loss allocable to common shares for the three-month period ended June 30, 2011 of $20.1 million, or $0.53 total loss per share — diluted based on 38.1 million weighted-average shares outstanding – diluted, as compared to net income allocable to common shares for the three-month period ended June 30, 2010 of $22.3 million, or $0.81 total earnings per share – diluted based on 27.4 million weighted-average shares outstanding – diluted. The second quarter 2011 net loss includes $25.7 million of unrealized losses relating to non-cash mark-to-market adjustments in RAIT’s legacy Taberna portfolios and the associated hedges. Non-cash mark-to-market gains and losses are excluded from AFFO.

RAIT reported AFFO for the six-month period ended June 30, 2011 of $15.5 million, or $0.41 per share — diluted based on 37.3 million weighted-average shares outstanding – diluted, as compared to AFFO for the six-month period ended June 30, 2010 of $9.3 million, or $0.35 per share – diluted based on 26.3 million weighted-average shares outstanding – diluted. RAIT reported a net loss allocable to common shares for the six-month period ended June 30, 2011 of $14.3 million, or $0.38 total loss per share — diluted based on 37.3 million weighted-average shares outstanding – diluted, as compared to net income allocable to common shares for the six-month period ended June 30, 2010 of $53.6 million, or $2.04 total earnings per share – diluted based on 26.3 million weighted-average shares outstanding – diluted.

A reconciliation of RAIT’s reported net income (loss) allocable to common shares to its AFFO, including management’s rationale for the usefulness of this non-GAAP financial measure, is included as Schedule I to this release.

RAIT also reported the following:

-
Non-Accrual CRE Loans. The unpaid principal balance of RAIT’s non-accrual commercial real estate loan portfolio decreased to $94.1 million at June 30, 2011 as compared to $131.4 million at June 30, 2010.

-
CRE CDO Coverage Tests. As of the most recent reporting date, RAIT CRE
CDO I, Ltd’s overcollateralization test was passing at 123.6% with a trigger of 116.2% and RAIT Preferred Funding II, Ltd’s
overcollateralization test was passing at 118.9% with a trigger of
111.7%.

-
Provision for losses. Provision for losses on RAIT’s commercial real estate loan portfolio decreased to $1.0 million for the quarter ended
June 30, 2011 as compared to $7.6 million for the quarter ended June 30,
2010.

-
Investments in Real Estate. As of June 30, 2011, RAIT had investments in real estate of $861.8 million as compared to $841.5 million at December
31, 2010. During the three-months ended June 30, 2011, RAIT converted two loans, secured by multi-family properties, with a carrying value of
$63.3 million, to owned real estate property.

-
Average Occupancy. The average occupancy of RAIT’s portfolio of directly held investments in real estate increased to 83.1% at June 30, 2011 from
74.4% at June 30, 2010, primarily driven by year over year occupancy increases of 5.1% and 13.3% in multi-family and office property types, respectively.

-
Independence Realty Trust, Inc.  RAIT is the external manager of
Independence and expects Independence to raise capital for investing in multi-family commercial real estate assets through a public offering of its common stock. The registration statement relating to Independence’s public offering of its common stock was declared effective by the SEC on
June 10, 2011. RAIT is the sponsor of Independence’s offering.
Independence is currently a subsidiary of RAIT. Any disclosure concerning Independence is neither an offer nor a solicitation to purchase securities issued by Independence.

-
Debt Reduction. RAIT’s debt to equity ratio was 2.2 times at June 30,
2011. RAIT’s recourse debt decreased from $293.4 million at December 31,
2010 to $245.5 million at June 30, 2011. During the quarter ending June
30, 2011, RAIT:

•	repurchased $16.8 million of its 6.875% Convertible Senior Notes which give holders a put right in April 2012, leaving $38.8 million remaining outstanding,

•	prepaid the remaining $15.7 million principal amount of its 10% senior secured convertible note, and

-purchased $6.7 million of CDO notes payable, generating a gain of $4.2 million.
-
Dividends. On May 17, 2011, RAIT declared a dividend of $0.06 per common share to shareholders of record on July 8, 2011 to be paid on July 29, 2011. On May 17, 2011, RAIT’s Board of Trustees declared a second quarter 2011 cash dividend of $0.484375 per share on RAIT’s 7.75% Series A Cumulative Redeemable Preferred Shares, $0.5234375 per share on RAIT’s 8.375% Series B
Cumulative Redeemable Preferred Shares and $0.5546875 per share on RAIT’s 8.875% Series C Cumulative Redeemable Preferred
Shares. The dividends were paid on June 30, 2011 to holders of record on June 1, 2011 and totaled $3.4 million.

Key Statistics
(Unaudited and dollars in thousands, except per share information)

As of or For the Three-Month Periods Ended

	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Financial Statistics:
Assets under management	$3,763,184	$3,822,534	$3,837,526	$3,901,342	$4,014,556
Debt to equity ratio	2.2x	2.1x	2.3x	2.6x	2.7x
Total revenue	$58,863	$58,279	$59,057	$58,899	$60,370
Recourse debt maturing in one year	$19,745	$20,040	$41,489	$7,919	$9,919
Earnings per share – diluted	$(0.53)	$0.05	$0.29	$0.16	$0.27
Funds from Operations (FFO) per share	$(0.34)	$0.33	$1.05	$0.82	$1.07
Adjusted Funds from Operations (AFFO) per	$0.22	$0.19	$0.15	$(0.09)	$0.26
share
Commercial Real Estate (“CRE”) Loan Portfolio:
CRE loans— unpaid principal	$1,162,008	$1,149,169	$1,173,141	$1,216,875	$1,288,466
Non-accrual loans — unpaid principal	$94,117	$121,054	$122,306	$143,212	$131,377
Non-accrual loans as a % of reported loans	8.1%	10.5%	10.4%	11.8%	10.2%
Reserve for losses	$49,906	$58,809	$61,731	$73,029	$70,699
Reserves as a % of non-accrual loans	53.0%	48.6%	50.5%	51.0%	53.8%
Provision for losses	$950	$1,950	$2,500	$10,813	$7,644
CRE Property Portfolio:
Reported investments in real estate	$861,810	$867,726	$841,488	$823,881	$803,548
Number of properties owned	48	48	47	47	47
Multifamily units owned	8,014	8,311	8,311	8,231	7,893
Office square feet owned	1,786,908	1,786,908	1,632,978	1,634,997	1,732,626
Retail square feet owned	1,116,171	1,116,063	1,116,112	1,069,588	1,069,588
Average occupancy data:
Multifamily	88.6%	88.0%	85.5%	84.6%	83.5%
Office	68.8%	70.7%	67.8%	52.5%	55.5%
Retail	62.0%	56.3%	58.8%	57.7%	58.7%

Total	83.1%	82.4%	79.2%	74.8%	74.4%

Conference Call

All interested parties can listen to the live conference call webcast at 10:00 AM EDT on Friday, July 29, 2011 from the home page of the RAIT Financial Trust website at www.raitft.com or by dialing 866.730.5769, access code 66186015. For those who are not available to listen to the live call, the replay will be available shortly following the live call on RAIT’s website and telephonically until Friday, August 5, 2011, by dialing 888.286.8010, access code 18649139.

About RAIT Financial Trust

RAIT Financial Trust manages a portfolio of real estate related assets, provides a comprehensive set of debt financing options to the real estate industry and invests in real estate-related assets. RAIT’s management uses its experience, knowledge and relationship network to seek to generate and manage real estate related investment opportunities for RAIT and for outside investors. For more information, please visit www.raitft.com or call Investor Relations at 215.243.9000.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: those disclosed in RAIT’s filings with the Securities and Exchange Commission and uncertainties relating to the public offering of Independence’s common stock, including whether Independence will be able to raise capital in its offering and, if so, when and how much.

RAIT Financial Trust Contact
Andres Viroslav
215-243-9000
aviroslav@raitft.com

RAIT Financial Trust
Consolidated Statements of Operations
(Dollars in thousands, except share and per share information)
(unaudited)

	For the Three-Month		For the Six-Month
	Periods Ended		Periods Ended
	June 30		June 30
	2011	2010	2011	2010
Revenue:
Interest income	$34,483	$39,173	$68,041	$80,503
Rental income	22,138	17,685	43,428	33,760
Fee and other income	2,242	3,512	5,673	12,351

Total revenue	58,863	60,370	117,142	126,614
Expenses:
Interest expense	22,328	24,662	45,695	50,132
Real estate operating expense	13,791	13,399	26,408	23,921
Compensation expense	5,737	6,886	12,281	14,938
General and administrative expense	4,431	5,367	9,399	10,257
Provision for loan losses	950	7,644	2,900	24,994
Depreciation and amortization	7,249	7,013	14,368	13,196
Total expenses	54,486	64,971	111,051	137,438
Operating income	4,377	(4,601)	6,091	(10,824)
Interest and other income (expense)	67	277	150	359
Gains (losses) on sale of assets	564	7,692	1,979	11,616
Gains (losses) on extinguishment of debt	3,706	17,202	3,169	37,012
Change in fair value of financial instruments	(25,727)	4,446	(20,116)	20,883
Income (loss) before taxes and discontinued operations	(17,013)	25,016	(8,727)	59,046
Income tax benefit (provision)	256	(96)	310	(143)

Income (loss) from continuing operations	(16,757)	24,920	(8,417)	58,903
Income (loss) from discontinued operations	6	456	797	926

Net income (loss)	(16,751)	25,376	(7,620)	59,829
(Income) loss allocated to preferred shares	(3,414)	(3,415)	(6,828)	(6,821)
(Income) loss allocated to noncontrolling interests	67	358	117	593

Net income (loss) allocable to common shares	$(20,098)	$22,319	$(14,331)	$53,601

Earnings (loss) per share—Basic:
Continuing operations	$(0.53)	$0.81	$(0.40)	$2.03
Discontinued operations	0.00	0.02	0.02	0.04

Total earnings (loss) per share—Basic	$(0.53)	$0.83	$(0.38)	$2.07

Weighted-average shares outstanding—Basic	38,055,234	26,780,234	37,340,755	25,887,140

Earnings (loss) per share—Diluted:
Continuing operations	$(0.53)	$0.79	$(0.40)	$2.00
Discontinued operations	0.00	0.02	0.02	0.04

Total earnings (loss) per share—Diluted	$(0.53)	$0.81	$(0.38)	$2.04

Weighted-average shares outstanding—Diluted	38,055,234	27,420,302	37,340,755	26,261,594

RAIT Financial Trust
Consolidated Balance Sheets
(Dollars in thousands, except share and per share information)
(unaudited)

	As of	As of
	June 30,	December 31,
	2011	2010
Assets
Investments in mortgages and loans, at amortized cost:
Commercial mortgages, mezzanine loans, other loans and preferred	$1,165,163	$1,219,110
equity interests
Allowance for losses	(57,866)	(69,691)

Total investments in mortgages and loans	1,107,297	1,149,419
Investments in real estate	861,810	841,488
Investments in securities and security-related receivables, at fair value	717,975	705,451
Cash and cash equivalents	24,639	27,230
Restricted cash	188,688	176,723
Accrued interest receivable	39,582	37,138
Other assets	41,850	32,840
Deferred financing costs, net of accumulated amortization of $11,154 and	22,430	19,954
$9,943, respectively
Intangible assets, net of accumulated amortization of $2,057 and $1,777,	2,909	3,189
respectively
Goodwill	512	—
Total assets	$3,007,692	$2,993,432

Liabilities and Equity
Indebtedness:
Recourse indebtedness	$245,457	$293,357
Non-recourse indebtedness	1,570,768	1,544,820

Total indebtedness	1,816,225	1,838,177
Accrued interest payable	21,715	19,925
Accounts payable and accrued expenses	24,620	25,089
Derivative liabilities	177,353	184,878
Deferred taxes, borrowers’ escrows and other liabilities	25,304	6,833
Total liabilities	2,065,217	2,074,902
Equity:
Shareholders’ equity:
Preferred shares, $0.01 par value per share, 25,000,000 shares authorized;	28	28
7.75% Series A cumulative redeemable preferred shares, liquidation preference $25.00 per share, 2,760,000 shares issued and outstanding
8.375% Series B cumulative redeemable preferred shares, liquidation	23	23
preference $25.00 per share, 2,258,300 shares issued and outstanding
8.875% Series C cumulative redeemable preferred shares, liquidation	16	16
preference $25.00 per share, 1,600,000 shares issued and outstanding
Common shares, $0.03 par value per share, 200,000,000 shares authorized,	1,149	1,060
38,197,648 and 35,300,190 issued and outstanding
Additional paid in capital	1,722,797	1,691,681
Accumulated other comprehensive income (loss)	(118,485)	(127,602)
Retained earnings (deficit)	(666,952)	(647,110)

Total shareholders’ equity	938,576	918,096
Noncontrolling interests	3,899	434
Total equity	942,475	918,530
Total liabilities and equity	$3,007,692	$2,993,432

Schedule I
RAIT Financial Trust
Reconciliation of Net income (loss) Allocable to Common Shares and
Funds From Operations (“FFO”) and
Adjusted Funds From Operations (“AFFO”) (1)
(Dollars in thousands, except share and per share amounts)
(unaudited)

				For the Six- Month
	For the Three- Month Periods			Periods
	Ended June 30			Ended June 30
	2011	2010	2011	2010
Funds From Operations (“FFO”):
Net income (loss) allocable to common shares	$(20,098)	$22,319	$(14,331)	$53,601
Adjustments:
Depreciation expense	6,961	7,016	13,531	13,019
(Gains) Losses on sale of real estate	168	—	46	(266)

Funds from operations	$(12,969)	$29,335	$(754)	$66,354

Funds from Operations per share	$(0.34)	$1.07	$(0.02)	$2.53

Weighted-average shares — diluted	38,055,234	27,420,302	37,340,755	26,261,594

Adjusted Funds From Operations (“AFFO”):
Funds from Operations	$(12,969)	$29,335	$(754)	$66,354
Adjustments:
Change in fair value of financial instruments	25,727	(4,446)	20,116	(20,883)
(Gains) Losses on debt extinguishment	(3,706)	(17,202)	(3,169)	(37,012)
Capital expenditures, net of direct financing	(413)	(410)	(775)	(568)
Straight-line rental adjustments	(922)	(9)	(1,687)	(35)
Amortization of deferred items and intangible assets	763	(845)	1,436	(846)
Share-based compensation	58	623	317	2,294

Adjusted Funds from Operations	$8,538	$7,046	$15,484	$9,304

Adjusted Funds from Operations per share	$0.22	$0.26	$0.41	$0.35

Weighted-average shares — diluted	38,055,234	27,420,302	37,340,755	26,261,594

(1)	We believe that funds from operations, or FFO, and adjusted funds from operations, or AFFO, each of which are non-GAAP measures, are additional appropriate measures of the operating performance of a REIT and us in particular.

We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

AFFO is a computation made by analysts and investors to measure a real estate company’s cash flow generated by operations. We calculate AFFO by adding to or subtracting from FFO: change in fair value of financial instruments; gains or losses on debt extinguishment; capital expenditures, net of any direct financing associated with those capital expenditures; straight-line rental effects; amortization of various deferred items and intangible assets; and share-based compensation.

Our calculation of AFFO differs from the methodology used for calculating AFFO by certain other REITs and, accordingly, our AFFO may not be comparable to AFFO reported by other REITs. Our management utilizes FFO and AFFO as measures of our operating performance, and believes they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash items, such as real estate depreciation, share-based compensation and various other items required by GAAP that may not necessarily be indicative of current operating performance and that may not accurately compare our operating performance between periods. Furthermore, although FFO, AFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we also believe that FFO and AFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs.

Neither FFO nor AFFO is equivalent to net income or cash generated from operating activities determined in accordance with U.S. GAAP. Furthermore, FFO and AFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor AFFO should be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity. References to “we”, “us”, and “our” refer to RAIT Financial Trust and its subsidiaries.